REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement") is made and entered into as of March 31, 2005 (the "Effective Date"), by and between Home Solutions of America, Inc., a Delaware corporation (the "Company"), and Anthony Leeber, Jr., an individual resident of the State of Florida ("Investor").

            WHEREAS, the Company and Investor are parties to that certain Reorganization Agreement and Plan of Merger (the "Purchase Agreement") that has closed as of even date herewith. Pursuant to the Purchase Agreement, Investor has initially acquired 2,470,588 shares (as such number of shares may be adjusted pursuant to Sections 1.4 or 1.5 of the Purchase Agreement, the "Investor Shares") of the common stock, $.001 par value, of the Company (the "Common Stock").  In order to induce Investor to enter into the Purchase Agreement, the Company has agreed to provide Investor with the registration rights set forth in this Agreement.

            NOW, THEREFORE, in consideration of the foregoing premise and the mutual undertakings and covenants made herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.       Demand Registration.

(a) Requests for Registration. At any time after December 31, 2005, in the event that Investor has not previously been provided with an opportunity to register his Registrable Securities in a Piggyback Registration, the Investor may, in accordance herewith, request registration under the Securities Act (as defined in Section 9) of all or any portion of his Registrable Securities (as defined in Section 9) on Form S-1, Form SB-2, Form S-3, or any similar or successor registration statements that the Company is eligible to use to register shares of Common Stock.  The registration requested pursuant to this Section 1(a) is referred to herein as a "Demand Registration." Investor's one-time request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering.

(b) Procedure. Investor shall only be entitled to request one Demand Registration.  In such Demand Registration, the Company shall pay all Registration Expenses (as defined in Section 5). A registration shall not count as the one permitted Demand Registration until it has become effective.  If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that, in their opinion, the number of Registrable Securities and other securities requested to be included in such offering exceeds the number of securities that can be sold in an orderly manner in such offering within a price range acceptable to the requesting holder, then the Company shall include in such registration, prior to the inclusion of any securities which are not Registrable Securities, (i) first, the Registrable Securities requested to be included in such registration, pro rata, among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (ii) second, the other securities requested to be included in such registration.

(e) Restrictions on Primary Registrations. The Company shall not be obligated to effect any Demand Registration unless holders of at least 2,000,000 shares of Registrable Securities have requested such Demand Registration. The Company shall not be obligated to effect any Demand Registration within 120 days after the effective date of a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to Section 2 and in which the reduction, if any, in the number of Registrable Securities requested to be included therein was not greater than 25%. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company, in good faith, concludes that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to acquire financing, engage in any acquisition of assets (other than in the ordinary course of business), or engage in any merger, consolidation, tender offer, reorganization, or similar transaction; provided that, in such event, the requesting holder shall be entitled to withdraw such request and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any calendar year.

(f) Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the consent of Investor, which consent shall not be unreasonably withheld.

2.       Piggyback Registrations.

(a) Right to Piggyback. Commencing with the Effective Date, whenever the Company proposes to register any of its securities (including any proposed registration of the Company's securities by any third party) under the Securities Act (other than in connection with registrations on form S-4, S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities, the Company shall give prompt written notice (and in any event within ten business days after its receipt of notice of any exercise of demand registration rights pursuant to this or any other Agreement) to the holders of Registrable Securities of its intention to effect such a registration, and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein (a "Piggyback Registration"), within 15 days after the receipt of the Company's notice.

(b) Piggyback Expenses. The Registration Expenses of the holders of the Registrable Securities shall be paid by the Company in all Piggyback Registrations.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, then the Company shall include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, the Registrable Securities requested to be included in such registration by the holders of the Registrable Securities and the other securities requested to be included in such registration, pro rata, on the basis of the number of shares owned by each such holder.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities other than the holders of the Registrable Securities (it being understood that secondary registrations on behalf of holders of Registrable Securities are addressed in Section 1 above rather than this Section 2(d)), and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable any requesting holder of the Registrable Securities, then the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and (ii) second, the Registrable Securities requested to be included in such registration by the holders of the Registrable Securities and the other securities requested to be included in such registration, pro rata, on the basis of the number of shares owned by each such holder.

(e) Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) to administer the offering.

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3.       Holdback Agreements. The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities, options, or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to the extent not inconsistent with applicable law, shall cause each holder of its equity securities, or any securities convertible into or exchangeable or exercisable for equity securities, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

4.      Registration Procedures. Whenever a holder of Registrable Securities has requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto, the Company shall, as expeditiously as possible:

(a) prepare and, within 60 days after the end of the period within which requests for registration may be given to the Company (provided that the Company shall have an extension for any delay caused solely by any holder of Registrable Securities or his representatives or counsel), file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that, before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel for each holder of Registrable Securities to be included in such registration copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of counsel for same);

(b) notify in writing each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one year as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Securities to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller of Registrable Securities (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

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(e) promptly notify in writing each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any holder of the Registrable Securities covered by such registration statement, the Company shall promptly prepare and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(g) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant, or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant, or agent in connection with such registration statement and assist and, at the request of any participating underwriter, use reasonable best efforts to cause such officers or directors to participate in presentations to prospective purchasers;

(h) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

(i) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other non-foreign governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

(j) obtain one or more cold comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold in such registered offering reasonably request (provided that such Registrable Securities constitute at least 30% of the securities covered by such registration statement); and

(k) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

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            5.       Registration Expenses.

(a) Subject to Section 5(b) below, all expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, travel expenses, filing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company, and fees and disbursements of all independent certified public accountants, underwriters including, if necessary, a "qualified independent underwriter" within the meaning of the rules of the National Association of Securities Dealers, Inc. (in each case, excluding discounts and commissions), and other Persons (as defined in Section 9) retained by the Company or by holders of Registrable Securities or their affiliates on behalf of the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system (or any successor or similar system).

(b) In connection with each Demand Registration and each Piggyback Registration, the holders of Registrable Securities included in such registration shall be responsible for all fees and disbursements of any counsel employed by same.

(c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

6.        Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, agents, and employees, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, and expenses (or actions or proceedings, whether commenced or threatened, in respect thereof), whether joint and several or several, together with reasonable costs and expenses (including reasonable attorney's fees) to which any such indemnified party may become subject under the Securities Act or otherwise (collectively, "Losses") caused by, resulting from, arising out of, based upon, or relating to any untrue or alleged untrue statement of material fact contained in (i) (A) any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or (B) any application or other document or communication (in this Section 6, collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration under the "blue sky" or securities laws thereof or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided that the Company shall not be liable in any such case to the extent that any such Losses result from, arise out of, are based upon, or relate to an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus, or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, any information furnished to the Company by any holder for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

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(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, shall severally and not jointly indemnify and hold harmless the other holders of Registrable Securities and the Company, and their respective officers, directors, agents, and employees, and each other Person who controls the Company (within the meaning of the Securities Act) against any Losses caused by, resulting from, arising out of, based upon, or relating to (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto or in any application, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made, or used to make an untrue statement or omission, in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application in reliance upon and in conformity with information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such other indemnified party for any legal or any other expenses incurred by them in connection with investigating or defending any such Losses; provided that the obligation to indemnify will be individual, not joint and several, for each holder.

            (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, then the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d) The indemnification provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and shall survive the transfer of securities.

7.       Participation in Underwritten Registrations.

(a) No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 6 hereof.

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(b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such Person will immediately discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 7(b) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

8.      Permitted Transferees. The rights granted hereunder which attach to the Registrable Securities shall not assignable by Investor unless (a) Investor receives the prior written consent of the Company, which may be given or withheld at the Company's sole discretion, and (b) each proposed assignee (each, a "Permitted Transferee") becomes a party to this Agreement by executing a counterpart signature page hereto; upon the fulfillment of (a) and (b) hereunder, the Permitted Transferee shall succeed to all of the rights and obligations of a holder of the Registrable Securities under this Agreement, and, upon such execution, such person shall for all purposes hereof be a holder of Registrable Securities and party to this Agreement.

9.       Definitions.

(a)  "Registrable Securities" means the Investor Shares (including any shares of Common Stock issued pursuant to earn-out payments under the Purchase Agreement), or any Common Stock issued or issuable with respect to the Investor Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they (i) have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer, or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force), (ii) have been effectively registered under a registration statement, (iii) have been offered to be registered in a Piggyback Registration, but the holder of the Registrable Securities did not include such shares in the Piggyback Registration, (iv) have been repurchased by the Company, or (v) meet the requirements for resale under Rule 144(k) under the Securities Act.

(b)  "Person" means a natural person, a company or other entity, or a governmental subdivision or agency.

(c)  "Securities Act" means the Securities Act of 1933, as amended, or any successor federal law then in force, together with all rules and regulations promulgated thereunder.

10.         Miscellaneous.

(a)  Amendments and Waivers. Except as otherwise provided herein, no modification, amendment, or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment, or waiver is approved in writing by the Company and the holders of at least 80% of the Registrable Securities then in existence. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

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(b) Successors and Assigns. This Agreement shall not be assignable without the prior written consent of the Company, and under the other terms set forth in Section 7 above.

(c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(d) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be, in each case, by way of example and without limitation. The use of the words "or," "either," and "any" shall not be exclusive. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof.

(e) Governing Law. All issues and questions concerning the construction, validity, interpretation, and enforcement (including issues and questions concerning the relative rights of the Company and its stockholders) of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Venue for any legal action arising hereunder shall be exclusively in Dallas County, Texas.

(f) Notices. All notices, demands, or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands, and other communications shall be sent to each holder of Registrable Securities at the addresses indicated on the Schedule of Holders and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(g) Entire Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(h) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(i) Waiver of Right to Jury Trial. Each Party hereto expressly waives any and all rights to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort, or otherwise) arising out of or relating to this Agreement or any of the transactions contemplated hereby.

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(j) Counterparts. This Agreement may be executed in two or more counterparts, including by facsimile signature, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

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            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

HOME SOLUTIONS OF AMERICA, INC.

By:
            Rick J. O'Brien
            Chief Financial Officer

INVESTOR:

Anthony Leeber, Jr.

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